UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): January 11, 2011

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Boulevard 6th Floor Atlanta, Georgia		30319
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	As previously reported on Form 8-K filed on January 6, 2011, effective January 1, 2011, the Board of Directors of Ocwen Financial Corporation appointed Robert A. Salcetti as an additional member to the Board of Directors. Effective January 11, 2011, Mr. Salcetti was appointed by the Board of Directors to the Audit Committee and the Nomination/Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: January 14, 2011	By:	/s/ John Van Vlack
John Van Vlack
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (On behalf of the Registrant and as its principal financial officer)